Developing and Commercializing  Innovative Vaccines Using Proven, Innovative Adjuvant Technology to Help Protect the World Against Infectious Diseases January 2023  Nasdaq: DVAX Exhibit 99.2

Forward-Looking Statements Statements contained in this presentation regarding matters that are not historical facts are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, including statements about the potential for HEPLISAV-B to become the market leader and standard of care in the U.S., potential market opportunity for HEPLISAV-B in the U.S., Germany and other countries in total and by segment, possible timing and impact of ACIP recommendations, timing of our clinical trial completion and data readouts, potential markets and market size for each of our products or product candidates including our shingles and Tdap candidates, catalysts for our business and their anticipated effects, development and commercialization of a vaccine for COVID-19 by one or more of our collaborators, our development and commercialization of an improved pertussis and shingles vaccine and other vaccines using our CpG 1018® adjuvant, establishing CpG 1018 as a leading adjuvant platform, potential for CpG 1018 adjuvant to speed up protection in an improved plague vaccine and future revenue potential for CpG 1018 adjuvant. These forward-looking statements are based upon management’s current expectations, are subject to known and unknown risks and uncertainties, and involve assumptions that may never materialize or may prove to be incorrect. Actual results and the timing of events could differ materially from those anticipated in such forward-looking statements as a result of various risks and uncertainties, including, without limitation, risks related to the continuing impact of COVID-19 on vaccine utilization and sales, including for HEPLISAV-B; risks related to the potential adverse effects of the coronavirus pandemic on our ability to access customers and on customer decision making, adoption and implementation; risks related to Dynavax’s ability to successfully commercialize HEPLISAV-B, which among other things will require Dynavax to successfully negotiate and enter into contracts with wholesalers, distributors, group purchasing organizations, and other parties, and maintain those contractual relationships, maintain and build its commercial infrastructure, and access prescribers and other key health care providers to discuss HEPLISAV-B; risks related to market adoption and competing products; risks related to whether payors will cover and provide timely and adequate reimbursement for HEPLISAV-B; risks related to the completion, timing of completion and results of post-marketing clinical trials of HEPLISAV-B, trials for other product candidates of ours or of our collaborators; risks related to development and commercialization of HEPLISAV-B in Europe and other countries; and risks associated with the development and commercialization of vaccines in the U.S. and outside the U.S., including vaccines for COVID-19, flu, shingles and pertussis. These and other risks and uncertainties are described in Dynavax’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2022, or any subsequent periodic filing made by us, under the heading “Risk Factors”. Dynavax undertakes no obligation to revise or update information herein to reflect events or circumstances in the future, even if new information becomes available. © Copyright DYNAVAX 2023

Versatile proprietary adjuvant technology Commercial vaccine with continued growth potential and significant addressable market Differentiated vaccine development pipeline targeting large indications with unmet need Fully-integrated infrastructure supporting U.S. commercialization & global manufacturing Strong financial profile Dynavax at a Glance  A commercial-stage biopharmaceutical company committed to developing and commercializing novel vaccines to help protect the world against infectious diseases by utilizing proven, innovative adjuvant technology. © Copyright DYNAVAX 2023

Dynavax Core Strategic Priorities © Copyright DYNAVAX 2023 Drive Growth in Advance Differentiated Vaccine Pipeline Identify Strategic Opportunities to Accelerate Growth Increase market share to become the market leader by 2027 Maximize total addressable market based on the ACIP Universal Recommendation  Foundational commercial asset to support company growth and pipeline development Deliver on our innovative and diversified pipeline leveraging CpG 1018® adjuvant with proven antigens Build adult vaccine portfolio of best-in-class products Advance innovative pre-clinical and discovery efforts leveraging collaborations Continue disciplined allocation of capital aligned with corporate strategy to deliver long-term value through internal and external innovation Pursue external opportunities to further leverage our U.S. commercial vaccine capabilities, prioritizing first or best-in-class assets

Executing on Our Strategy: FY-2022 Preliminary* Unaudited Financial & Pipeline Highlights

Preliminary* FY-2022 Financial Results

- **HEPLISAV-B®** ~104% year-over-year topline growth with ~36% in total market share exiting 2022
  ~$126 million in preliminary* FY-2022 net product revenue
- **CpG 1018® Adjuvant** supply business generated from five COVID-19 pandemic commercial supply agreements
  ~$588 million in preliminary* FY-2022 net product revenue
- **Strengthened Financial Profile**
  ~$624 million in preliminary* cash and cash equivalents, and marketable securities as of December 31, 2022

Pipeline Execution

- **Tdap Phase 1 completed;**
  positive data presented in October 2022
- **Shingles Phase 1 initiated and completed;**
  positive topline results reported in January 2023
- **Plague Phase 2 trial initiated** in August 2022
  (fully funded by the Department of Defense)

**Preliminary selected financial results contained herein are unaudited, subject to adjustment, and provided as an estimate in advance of the Company's announcement of complete financial results for the three and twelve months ended December 31, 2022. These estimates represent management's expectations as of the date of posting.*

© Copyright DYNAVAX 2023

5 |

DYNAVAX

CpG 1018® Adjuvant: Well-defined MOA and Clinical Profile   Clinically Proven Profile  Faster and consistently higher rates of protection in HEPLISAV-B, including in the elderly and populations less responsive to other vaccines Favorable tolerability profile   Well-established safety, immunogenicity and efficacy profile as demonstrated in clinical trials (including multiple COVID-19) and commercial use (HEPLISAV-B®)  Mechanism of Action CpG 1018 adjuvant is a synthetic form of DNA that mimics bacterial and viral DNA from infection TLR9 expressed primarily by plasmacytoid dendritic cells Elicits a T Helper (Th1) polarized CD4 T-cell response and increases antibody production Proprietary CpG 1018 adjuvant selectively and optimally activates TLR9 – an important toll-like receptor that elicits the body’s innate immune response when invading pathogens are introduced.  © Copyright DYNAVAX 2023

A Broad Vaccine Platform With High Potential Our proprietary CpG 1018 adjuvant is being used to support worldwide vaccine development for infectious diseases which take an increasing toll on public health CpG 1018 adjuvant powers our FDA approved vaccine  Shingles Tdap (pertussis) Pre-clinical Plague COVID-19 Hepatitis B  COVID-19 CpG 1018 Adjuvant Supply Business Commercial Product Vaccine Development CpG 1018 adjuvant  © Copyright DYNAVAX 2023

Diversified Pipeline Leveraging CpG 1018 Adjuvant

	PRE-CLINICAL	PHASE 1	PHASE 2	PHASE 3	COMMERCIAL	PARTNER
Commercial Products						
Hepatitis B — HEPLISAV-B® (Hepatitis B Vaccine (Recombinant), Adjuvanted)[1, 2]						Wholly owned by Dynavax
Vaccine Development						
Plague						U.S. Department of Defense
Shingles						Wholly owned by Dynavax
Pertussis-Tdap						Serum Institute of India US, EU and private market commercial rights owned by Dynavax
COVID-19 CpG 1018 Adjuvant Supply Agreements* (partner-developed products)						*Product Developer:* BioFarma, Biological E, Clover Biopharmaceuticals, Medigen and Valneva



[1] Approved: U.S. commercial launch Q1-2018; EU commercial launch Q2-2022.
[2] Commercialization agreement with Bavarian Nordic for the marketing and distribution of HEPLISAV-B in Germany.
*The information provided in this section was last updated January 6, 2023; please visit partner websites for more information.

© Copyright DYNAVAX 2023

8 |

DYNAVAX

Commercial Product © Copyright DYNAVAX 2023 9 |

Hepatitis B

There is No Cure for Hepatitis B, Prevention is Essential

Hepatitis B is an incurable liver infection caused by the hepatitis B virus transmitted by bodily fluids. When the virus attacks the liver, the resulting health complications can be lifelong or even deadly.

Globally[1]

1 out of 3 people
have been infected with hep B (2 billion people)

~1.5 million
people become newly infected each year

~300 million
people living with hepatitis B

Hepatitis B is

100x
more infectious than HIV

7 days
virus can survive outside the body on surfaces

~80%
of people are unaware of their infection, increasing risk of unknowingly spreading it to others

30-59 years
age range where new infections are highest

© Copyright DYNAVAX 2023

1. Source: https://www.hepb.org/what-is-hepatitis-b/what-is-hepb/facts-and-figures/

10 |
DYNAVAX

HEPLISAV-B Clinical Outcomes Higher and faster rates of protection  HEPLISAV-B provided significantly higher rates of protection than Engerix-B at every time point in clinical trials HEPLISAV-B provided significantly higher rates of protection in diabetics and other known hypo-responsive populations Fewer doses  HEPLISAV-B is designed to protect with only 2 doses in 1 month compared to Engerix-B 3 doses in 6 months Favorable safety profile  Across clinical trials in nearly 10,000 participants Weeks Primary Endpoint Results: Study 2 per protocol population (ages 40-70)1 Injections Primary endpoint Primary endpoint (N=1,482) HEPLISAV-B Engerix-B 1. Dynavax Technologies Corporation. FDA Advisory Committee Briefing Document: HEPLISAV-B™ (Hepatitis B Vaccine [Recombinant], Adjuvanted). Presented at: Meeting of the Vaccines and Related Biological Products Advisory Committee; July 28, 2017; Silver Spring, MD. © Copyright DYNAVAX 2023 Hepatitis B

Hepatitis B

Hepatitis B Market Opportunity

Approximate Number of Adults Recommended for Vaccination in 2022


Millions of Adults
250
200
150
100
50
0
Hepatitis B Vaccination Now Has The Second Highest Addressable Population
209M
88M
73M
133M
Influenza
Hepatitis B
Shingles
Pneumonia

*Adults eligible for influenza vaccines calculated from population aged 18+ in 2022; adults eligible for shingles vaccines calculated using adults turning 50 years old in 2022, adults aged >50 who are unvaccinated based on CDC coverage rates, and immunocompromised adults aged 19-49; adults eligible for pneumonia vaccines included adults aged 65+ and at-risk adults aged 18-64 excluding smokers, patients with chronic heart disease, and patients who are immunocompromised; adults eligible for hepatitis B vaccination calculated using US census data published in 2018, CDC coverage data, and risk factor analyses.

U.S. Adult Hepatitis B Vaccine Market Opportunity Projected to Double by 2027


$900
$750
$600
$450
$300
$150
$0
2022 U.S. Market
Hep A/B Combo,
Adult Hep B Monovalent
Dialysis*
2027 Projected U.S. Market

Projected Hepatitis-B Market:

ACIP universal recommendation has increased the number of eligible patients by ~100M people

ACIP broadens and simplifies Hep B vaccine recommendations

Dialysis-specific* dosing regimen data

Improved compliance with two-dose advantage

Targeted commercial investment driving growth in prioritized segments

Based on 2022 U.S. Hepatitis B vaccines market, adjusted for company estimates regarding HEPLISAV-B dosing regimen and pricing *The 4-dose regimen for the dialysis population is not currently approved regimen. Safety and effectiveness have not been established in patients on hemodialysis.

© Copyright DYNAVAX 2023

12 |

DYNAVAX

Hepatitis B

Integrated Delivery Networks (IDN) and Retail are the Largest Growth Segments

HEPLISAV-B is the Market Leader in IDN/Large Clinics – A Segment that will Drive Meaningful Growth from the ACIP Universal Recommendation


2022 Market Size $375M[1]
Dialysis[3]
11%
Other
18%
IDN/
Large Clinics[4]
"Field Targeted"
30%
Small Clinics/
Ind.
27%
Retail
14%
2027 Projected Market Size $800M[2]
Dialysis[3]
6%
Other
12%
IDN/
Large Clinics[4]
"Field Targeted"
32%
Small Clinics/Ind.
23%
Retail
27%

Source: Internal Data and company estimates. Not independently verified.
1 Based on 2022 U.S. adult hepatitis B vaccines net sales, adjusted for company estimates regarding HEPLISAV-B dosing regimen and pricing.
2 Internal estimate. Segment expansions assumes 50% of ACIP universal growth from Retail, 35% from IDN/Large Clinics and 15% from Small Clinics/Ind. No ACIP universal growth in Dialysis or Other (Dept of Corrections, Occupational Health), adjusted for company estimates regarding HEPLISAV-B dosing regimen and pricing.
3 The 4-dose regimen for the dialysis population is not currently approved regimen. Safety and effectiveness have not been established in patients on hemodialysis.
4 IDN and Large clinics are the segment targeted by our salesforce representing "Field-targeted"

© Copyright DYNAVAX 2023
13 |
DYNAVAX

Continued Growth in HEPLISAV-B Vaccine Market Share  33% Dialysis1 Centers 9% HEPLISAV-B Vaccine Market Share2 Source: Internal Data and company estimates.  Market Segments by dose distribution reflects Q4 2020, Q4 2021 and Q4 2022. Not independently verified. 1  Based on 2022 U.S. adult hepatitis B vaccines net sales, adjusted for company estimates regarding HEPLISAV-B dosing regimen and pricing. 2 Market share data are for Q4 of each year and do not reflect interim periods (including preliminary, estimated market share for Q4 2022). 3 The 4-dose regimen for the dialysis population is not currently approved regimen. Safety and effectiveness have not been established in patients on hemodialysis. 4 IDN and Large clinics are the segment targeted by our salesforce representing “Field-targeted”. HEPLISAV-B ‘Field-targeted’ Market Share4 HEPLISAV-B Total Market Share IDN / Large Clinics 3 Field Targeted accounts Hepatitis B Non-Targeted Locations with <30 doses per year 27% IDN/ Large Clinics4 “Field Targeted” 30% Small Clinics/ Ind. 27% Retail 14% Other 18% Dialysis3 11% 2022 Adult Hepatitis B Vaccine  Market Size $375M1 © Copyright DYNAVAX 2023

Vaccine Development Tetanus, Diphtheria, and Pertussis (Tdap) | Herpes Zoster (Shingles) | Plague © Copyright DYNAVAX 2023 15 |

Tdap

High Unmet Need Exists for Addressing Resurgence of Pertussis Globally

Globally

~24 million
cases of pertussis[2]

160,700
deaths[2]

In the U.S.

Tetanus and diphtheria are rare, but pertussis continues to spread.[1]

Since 1991, when acellular pertussis vaccines replaced whole-cell vaccines, whooping cough cases have increased by 85% due to:

Reported US Cases 1990-2019 [2]



60,000
50,000
40,000
30,000
20,000
10,000
0
Number of cases
Acellular replaces whole cell
Acellular booster added
1990
1995
2000
2005
2010
2015

Waning efficacy: Effectiveness decreases 40-60% four years post vaccination[2]

Asymptomatic transmission: current acellular vaccines do not prevent asymptomatic infection or transmission[3]

Sources: 1 Updated as of January 2023 (data through 2019) Source: Centers for Disease Control and Prevention (https://www.cdc.gov/pertussis/surv-reporting/cases-by-year.html) 2 https://www.cdc.gov/vaccines/vd/dtap-tdap-td/public/index.html 3 https://www.ncbi.nlm.nih.gov/pmc/articles/PMC4482312

© Copyright DYNAVAX 2023

16 |

Tdap

DV2-TDAP-01: Tdap Booster Vaccine Phase 1

Competitive efficacy and safety profile emerging

CpG 1018 adjuvant expected to improve the durability and protection against pertussis colonization in the upper airways by redirecting T cell responses and enhancing protective antibody responses in a booster vaccine.

Randomized, blinded, active-controlled, dose escalation clinical trial to evaluate the safety, tolerability, and immunogenicity of an investigational Tdap booster vaccine utilizing CpG 1018 adjuvant compared to a licensed Tdap vaccine

ANZCTR.ORG.AU IDENTIFIER: ACTRN12620001177943p

Dose Ranging
Comparative
Multicenter (Australia)

Tdap-1018 1500 µg
Tdap-1018 3000 µg
Boostrix

138 Total Participants
90 Adults
48 Adolescents

16 Weeks
Study Duration

Safety & Tolerability
Immunogenicity

Trial initiated: Jan. 2021
Completed: August 2022

Update and Next Steps:

Phase 1 clinical results were presented in October 2022:

- Adult and adolescent safety data demonstrated the Tdap vaccine candidate was well tolerated without safety concerns.
- Immunogenicity in adults and adolescents were consistent with expectations and support the plan to continue advancement of this clinical program.

In 2023, we intend to complete and evaluate NHP challenge study, assess regulatory pathway with FDA, to support initiation of our vaccine human challenge study

17 |

DYNAVAX

Shingles

Current Market-Leading Shingles Vaccine is Associated with Adverse Events[1] – New Vaccine Options Needed

Herpes Zoster (shingles) is an extremely painful consequence of the reactivation of a latent varicella-zoster virus (VZV), the same virus that causes varicella (chickenpox).

In the U.S. Herpes zoster rates are increasing among adults in the U.S., especially among younger adults. The reason for the increase is unknown. The rates among older adults are plateauing.[2]

In the U.S.

1 out of 3 people

will develop herpes zoster in their lifetime

~1 million
annual cases of herpes zoster

1 case per 100
annual incidence among people 60+ yrs.

1 - 4%
people with herpes zoster hospitalized for complications

1 Package Insert - SHINGRIX (fda.gov) 2. Clinical Overview of Herpes Zoster (Shingles) | CDC https://www.cdc.gov/shingles/surveillance.html
2 https://www.cdc.gov/shingles/hcp/clinical-overview.html

© Copyright DYNAVAX 2023

18 |

DYNAVAX

Shingles

DV2-ZOS-01: Shingles Vaccine Phase 1

Opportunity to improve vaccine tolerability while maintaining comparable efficacy

We believe CpG 1018 adjuvant MOA is ideal for an improved shingles vaccine due to its ability to generate high levels of CD4+ T cell responses, which is key in controlling reactivation of the zoster virus and preventing shingles.

Randomized, active-controlled, dose-escalation, multi-center Phase 1 clinical trial to evaluate the safety, tolerability, and immunogenicity of investigational herpes zoster (shingles) vaccine utilizing glycoprotein E (gE) plus CpG 1018 adjuvant (Z-1018) with and without aluminum hydroxide (alum) compared to Shingrix®

CLINICALTRIALS.GOV NCT IDENTIFIER: NCT05245838

Dose Ranging
Comparative
Multicenter (Australia)

Z-1018
vs.
Shingrix

150 Total Participants
50-69 years of age

20 Weeks
Study Duration

Safety and Tolerability
Immunogenicity

Trial initiated: Jan. 2022
Completed: Oct. 2022

Update and Next Steps:

Topline data from Phase 1 clinical trial reported in Jan. 2023

- High antibody and CD4 positive T-cell vaccine response rates in all arms and similar to the comparator
- Robust increases in CD4 positive T-cells were observed in all Z-1018 arms, although lower than the comparator.
- Total frequency of solicited systemic adverse events and local post-injection reactions were similar across the Z-1018 arms and lower than the comparator

Data to be submitted for presentation at an upcoming medical meeting in 1H:2023

© Copyright DYNAVAX 2023

19 |

DYNAVAX

Plague

Plague Remains a Threat to Humankind

Plague is an infectious disease that can become severe if left untreated.

As seen with the 2022 Mpox (monkeypox) outbreak, rare diseases that are endemic in remote parts of the world can suddenly spread and become a global threat.

Government agencies research and stockpile medical countermeasures – biologics, drugs, devices – which may be used in the event of a potential public health emergency stemming from a biological attack or a naturally occurring emerging disease.

Yersinia Pestis

bacteria usually found in small mammals and their fleas that causes plague

7-10 days

flu-like symptoms develop in people infected with plague

Bubonic

most common type of plague

Pneumonic

deadliest and most rapid form of plague

Vaccination

is an essential tool to prevent the spread of infectious disease, and timely accessibility is crucial to contain an outbreak. There is no approved vaccine in the U.S.

© Copyright DYNAVAX 2023

Source: WHO infographic: plague-february-2017-jpg.jpg (1500×2122) (who.int) What are Medical Countermeasures? | FDA

20 | DYNAVAX

DV2-PLG-01: Plague Vaccine Phase 2 Contract © Copyright DYNAVAX 2023 Update and Next Steps: Phase 2 clinical trial – Conducted in collaboration with, and funded by, the U.S. Department of Defense MOA has potential to speed up time to protection with fewer doses compared to the 3-dose vaccine under development by U.S. Department of Defense. Ongoing randomized, active-controlled, observer-blind, multicenter Phase 2 trial of the immunogenicity, safety and tolerability of rF1V vaccine with CpG 1018 adjuvant compared with rF1V vaccine alone in adults.  The trial is assessing a CpG-1018+alum two-dose regimen administered over one month compared to an alum-only adjuvanted three-dose regimen over six months.  CLINICALTRIALS.GOV NCT IDENTIFIER: NCT05506969 200 Healthy Adults Multicenter (US) CpG 1018+rFIV rFIV Safety and Tolerability Immunogenicity Trial initiated: Aug 2022 Ongoing through 2024 Plague

COVID-19 CpG 1018 Adjuvant Supply Business © Copyright DYNAVAX 2023

COVID-19

Continued Public Health Focus Despite Pandemic to Endemic Transition

Despite incredible progress, unmet needs remain in COVID-19 as the pandemic continues, with a significant portion of the world population remaining unvaccinated.

Globally

>657 million cases[1]

Of COVID-19 have been confirmed

>6.6M deaths[2]

Have been attributed to COVID-19

A Vaccine Gap

13 billion doses[3]

Of COVID-19 vaccines have been administered

>28%[4]

Of people worldwide remain **unvaccinated**

The majority[5]

Of that 28% live in developing countries

© Copyright DYNAVAX 2023

Sources: 1, https://covid19.who.int confirmed cases are as of 6 January 2023, there have been approximately 658 million confirmed cases
2 https://covid19.who.int/ 3, 4, 5 https://www.nytimes.com/interactive/2021/world/covid-vaccinations-tracker.html

23 |

DYNAVAX

Well-positioned to Support Evolving Endemic COVID-19 Market Significant safety, efficacy and immunogenicity data for CpG 1018 adjuvant generated across multiple antigen platforms Minimal CpG 1018 adjuvant demand expected from customers in 2023 due to inventory on hand Additional potential demand for 2024 and beyond © Copyright DYNAVAX 2023 COVID-19 EUA approval in Indonesia for adults 18+1 EUA approval in India for ages 5+1 EUA approval in Taiwan and Paraguay for adults 18+1 EUA approval in Bahrain and United Arab Emirates for adults 18+; CMA granted in UK for adults 18+; EU approval1 EUA approval in China for ages 18+1 Product developer status as of January 6, 2023, as publicly disclosed by them

Propelling Future Growth © Copyright DYNAVAX 2023 25 |

Delivering on Dynavax’s Value Proposition © Copyright DYNAVAX 2023 Focused on Commercial Business and Clinical Pipeline Building on Key 2022 Accomplishments 2023 Outlook HEPLISAV-B preliminary net sales of $126 million (104% Y/Y growth) Strengthened financial profile through successful execution COVID-19 CpG 1018 adjuvant commercial supply Tdap Phase 1 completed; data presented in October 2022 Shingles Phase 1 completed; topline results reported in Jan 2023 Plague Phase 2 trial initiated HEPLISAV-B continued growth and expansion of market share Advance differentiated clinical pipeline including Shingles Phase 1 data to be presented in 1H 2023 and Tdap human challenge initiation by end of 2023 Identify and pursue strategic opportunities to accelerate growth